                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Eric T. Steigerwalt
          Chairman of the Board, President and Chief Executive Officer
                                 and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     o    MetLife Investors Variable Annuity Account One
          (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) Variable Annuity File No. 333-161106, Class A (CA) Variable Annuity File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class XC (CA) Variable Annuity File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A Variable Annuity File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     o    MetLife Investors Variable Life Account One
          (Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2012.

/s/ Eric T. Steigerwalt
----------------------------
Eric T. Steigerwalt

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Susan A. Buffum
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     o    MetLife Investors Variable Annuity Account One
          (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) Variable Annuity File No. 333-161106, Class A (CA) Variable Annuity File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class XC (CA) Variable Annuity File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A Variable Annuity File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     o    MetLife Investors Variable Life Account One
          (Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of January, 2013.

/s/ Susan A. Buffum
----------------------------
Susan A. Buffum

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     o    MetLife Investors Variable Annuity Account One
          (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) Variable Annuity File No. 333-161106, Class A (CA) Variable Annuity File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class XC (CA) Variable Annuity File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A Variable Annuity File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     o    MetLife Investors Variable Life Account One
          (Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2013.

/s/ Elizabeth M. Forget
----------------------------
Elizabeth M. Forget

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                 Jay S. Kaduson
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     o    MetLife Investors Variable Annuity Account One
          (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) Variable Annuity File No. 333-161106, Class A (CA) Variable Annuity File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class XC (CA) Variable Annuity File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A Variable Annuity File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     o    MetLife Investors Variable Life Account One
          (Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2013.

/s/ Jay S. Kaduson
----------------------------
Jay S. Kaduson

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Stephen M. Kessler
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Kessler, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     o    MetLife Investors Variable Annuity Account One
          (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) Variable Annuity File No. 333-161106, Class A (CA) Variable Annuity File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class XC (CA) Variable Annuity File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A Variable Annuity File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     o    MetLife Investors Variable Life Account One
          (Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 2013.

/s/ Stephen M. Kessler
----------------------------
Stephen M. Kessler

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Lisa S. Kuklinski
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     o    MetLife Investors Variable Annuity Account One
          (COVA Variable Annuity SPDA File No. 033-14979, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Class L and Class L - 4 Year Variable Annuity File
          No. 333-52272, Class A Variable Annuity File No. 333-54358, Class C Variable Annuity File No. 333-59864, COVA Series A File No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A Variable Annuity File No. 333-160940, Class XC (CA) Variable Annuity File No. 333-161102, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class A (CA) Variable Annuity File No. 333-161105, Class C (CA) Variable Annuity File
          No. 333-161106),

     o    MetLife Investors Variable Life Account One
          (Modified Single Premium Variable Life File No. 333-17963, Custom Select and Russell Select Joint & Last Survivor Variable Life File
          No. 333-83165, Custom Select and Russell Select Variable Life File
          No. 333-83197, Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2012.

/s/ Lisa S. Kuklinski
----------------------------
Lisa S. Kuklinski

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Mark E. Rosenthal
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Mark E. Rosenthal, a Director and Vice President of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     o    MetLife Investors Variable Annuity Account One
          (COVA Variable Annuity SPDA File No. 033-14979, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Class L and Class L - 4 Year Variable Annuity File
          No. 333-52272, Class A Variable Annuity File No. 333-54358, Class C Variable Annuity File No. 333-59864, COVA Series A File No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A Variable Annuity File No. 333-160940, Class XC (CA) Variable Annuity File No. 333-161102, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class A (CA) Variable Annuity File No. 333-161105, Class C (CA) Variable Annuity File
          No. 333-161106),

     o    MetLife Investors Variable Life Account One
          (Modified Single Premium Variable Life File No. 333-17963, Custom Select and Russell Select Joint & Last Survivor Variable Life File
          No. 333-83165, Custom Select and Russell Select Variable Life File
          No. 333-83197, Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 2012.

/s/ Mark E. Rosenthal
----------------------------
Mark E. Rosenthal

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     o    MetLife Investors Variable Annuity Account One
          (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) Variable Annuity File No. 333-161106, Class A (CA) Variable Annuity File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class XC (CA) Variable Annuity File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A Variable Annuity File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     o    MetLife Investors Variable Life Account One
          (Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2012.

/s/ Peter M. Carlson
----------------------------
Peter M. Carlson

                      METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                James J. Reilly
                            Vice President- Finance

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President- Finance of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     o    MetLife Investors Variable Annuity Account One
          (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select VA, Custom-Select VA, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C (CA) Variable Annuity File No. 333-161106, Class A (CA) Variable Annuity File No. 333-161105, Class L (CA) and Class L - 4 Year (CA) Variable Annuity File No. 333-161104, Class VA (CA), Class AA (CA), and Class B (CA) Variable Annuity File No. 333-161103, Class XC (CA) Variable Annuity File No. 333-161102, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Series A Variable Annuity File No. 333-160940, COVA Variable Annuity and Premier Advisor File No. 333-160939),

     o    MetLife Investors Variable Life Account One
          (Class VL Flexible Premium Variable Life and Joint and Last Survivor File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-160846, Custom Select Variable Life File No. 333-160847, Modified Single Premium Variable Life File No. 333-160848),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2013.

/s/ James J. Reilly
----------------------------
James J. Reilly